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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 30, 1997

                          Commission file number 1-977
                                                 -----

                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)

            PENNSYLVANIA                                     25-0877540
            ------------                                     ----------
    (State or other jurisdiction                          (I.R.S. Employer
          of incorporation)                             Identification Number)

 Westinghouse Building, 11 Stanwix Street, Pittsburgh, Pennsylvania 15222-1384
 -----------------------------------------------------------------------------
               (Address of principal executive offices; zip code)

                                 (412) 244-2000
               -------------------------------------------------
               (Registrant's Telephone No., including area code)


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Item 5.  Other Events
         ------------

         On May 30, 1997, the Registrant issued a press release announcing that Dr. Ernest H. Drew will become Chief Executive Officer of Westinghouse's Industries and Technology Group. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

            Press Release issued by the Registrant on May 30, 1997, is filed as Exhibit 99 to this Report

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WESTINGHOUSE ELECTRIC CORPORATION
                                               (Registrant)

                                    By:  /s/ LOUIS J. BRISKMAN
                                        -------------------------------
                                        Louis J. Briskman
                                        Senior Vice President and
                                        General Counsel

Date:  May 30, 1997

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                                 EXHIBIT INDEX

Exhibit No.         Description                        Sequential Page No.
-----------         -----------                        -------------------
 99                  Press Release